EXHIBIT 10.11
               PANDA-ROSEMARY FUNDING CORPORATION
                      8-5/8% FIRST MORTGAGE
                          BOND DUE 2016

 THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
 OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
 SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR
 SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR
 BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE
 FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER
 (I) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL
 BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR
 (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED
 IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D OF THE
 SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR
 (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS BOND IN AN
 OFFSHORE TRANSACTION, (II) AGREES THAT IT WILL NOT WITHIN
 THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS BOND RESELL
 OR OTHERWISE TRANSFER THIS BOND EXCEPT (A) TO PANDA-ROSEMARY
 FUNDING CORPORATION OR ANY AFFILIATE THEREOF, (B) INSIDE THE
 UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN
 COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C)
 INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED
 INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FLEET
 NATIONAL BANK, AS TRUSTEE, OR A SUCCESSOR TRUSTEE, A SIGNED
 LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS
 RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS BOND (THE
 FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D)
 OUTSIDE THE UNITED STATES TO FOREIGN PURCHASERS IN OFFSHORE
 TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 OF
 REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE
 EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE
 SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN
 EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT,
 AND (III) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM
 THIS BOND IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE
 EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF
 THIS BOND WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF
 THE BOND, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET
 FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH
 TRANSFER AND SUBMIT THE CERTIFICATE TO FLEET NATIONAL BANK,
 AS SECURITY REGISTRAR. IF THE PROPOSED TRANSFEREE IS OTHER
 THAN A QUALIFIED INSTITUTIONAL BUYER, THE HOLDER MUST, PRIOR
 TO SUCH TRANSFER, FURNISH TO PANDA-ROSEMARY FUNDING
 CORPORATION AND FLEET NATIONAL BANK, SUCH CERTIFICATIONS,
 LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY
 REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT
 TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO,
 THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS
 LEGEND MAY BE REMOVED AFTER THE EXPIRATION OF THREE YEARS
 FROM THE ORIGINAL ISSUANCE OF THIS BOND. AS USED HEREIN, THE
 TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S.
 PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY
 REGULATION S UNDER THE SECURITIES ACT. THIS BOND IS A REGISTERED
 GLOBAL BOND AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY ("DTC").

UNLESS THIS REGISTERED GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO PANDA-ROSEMARY FUNDING CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BONDS REPRESENTED HEREBY, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

Number                                         CUSIP NUMBER
R-1                                            697927-AA-9



       Principal           Maturity               Issue
        Amount               Date                  Date
      $111,400,000     February 15, 2016        July 31, 1996


REGISTERED HOLDER:  CEDE & CO.

PRINCIPAL AMOUNT:   ONE HUNDRED ELEVEN MILLION FOUR HUNDRED
                    THOUSAND DOLLARS

INTEREST RATE:      EIGHT AND FIVE-EIGHTHS PERCENT (8-5/8%)
                    PER ANNUM

          PANDA-ROSEMARY FUNDING CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor or assign under the Trust Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the outstanding Principal Amount hereof, such payment to be made in quarterly installments on February 15, May 15, August I5, and November 15 of each year (commencing November 15, 1996) and ending on the Maturity Date set forth above, each such installment to be in an amount equal to the Principal Amongst multiplied by the percentage set forth opposite the applicable payment date on Annex A attached hereto (provided that the portion of the Principal Amount remaining unpaid on the Maturity Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the Maturity Date), and to pay interest on the unpaid portion of the Principal Amount at the Interest Rate set forth above from the most recent interest payment date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Issue Date set forth above, quarterly on February 15, May 15, August 15, and November 15 in each year (commencing November 15, 1996), until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the Interest Rate set forth above. The principal and interest so payable on any payment date shall, as provided in the Trust Indenture, be paid to the person in whose name this Bond (or one or more Predecessor Securities) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be the preceding February 1, May 1, August 1, and November 1, respectively. Any such principal and interest not so punctually paid or duly provided for shall forthwith cease to be payable to the person in whose name this Bond (or one or more Predecessor Securities) was registered in the Security Register at the close of the business on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest, to be fixed by the Trustee, notice of which shall be given to the Holder hereof no more than 15 nor less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Trust Indenture. This being a Global Bond (as that term is defined in the Trust Indenture) deposited with Depository Trust Company ("DTC") acting as depository, and registered in the name of Cede & Co. ("CEDE"), a nominee of DTC, CEDE, as holder of record of this Bond shall be entitled to receive payment of principal and interest, other than principal and interest due at the maturity date, by wire transfer of imediately available funds. Payment of the principal amount of, and premium, if any, on this Bond (or any outstanding installment thereof) upon final maturity (whether by redemption, acceleration or otherwise) shall be made only upon presentation and surrender of this Bond. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

          Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and shall continue to bear interest at the rate set forth herein until paid.

          This Bond is one of an authorized issue of Bonds of the Company known as its 8-5/8% First Mortgage Bonds due 2016 (the "Bonds"). The Bonds are issued under the Trust Indenture, dated as of July 31, 1996 (the "Original Indenture"), among the Company, Panda-Rosemary, L.P. (the "Partnership") and Fleet National Bank (the "Trustee", which term includes any successor Trustee under the Trust Indenture), as supplemented by the First Supplemental Indenture, dated as of July 31, 1996 ("First Supplemental Indenture"), among such parties (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "Trust Indenture"). All capitalized terms used herein, unless defined herein, shall have the meanings ascribed to them in the Trust Indenture.

          All Bonds are secured equally and ratably with one another. Reference is hereby made to the Trust Indenture for a description of the nature and extent of the Bonds and the respective rights of the Holders of the Bonds and of the Trustee and the Company in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

          The principal of, and interest on, this Bond are payable only from, and secured by, assets subject to the Lien of the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Trust Indenture.

          The obligations of the Company to pay the principal of, premium, if any, and interest on the Bonds when due are unconditionally guaranteed by the Partnership pursuant to a Partnership Guarantee. The Partnership Guarantee will be secured by the Lien of the Collateral Documents.

           The Bonds are subject to a Collateral Agency and Intercreditor Agreement, dated as of July 31, 1996.

           The Trust Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Trust
Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding. The Trust
Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Company with certain provisions of the Trust Indenture and certain past defaults under the Trust Indenture and their consequences. Any such consent or waiver or direction by the Holders of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and of any security issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

          As provided in the Trust Indenture, the aggregate principal amount of Bonds which may be issued thereunder is unlimited. The Bonds are limited in aggregate principal amount as provided in the First Supplemental Indenture.

          The Bonds are, under certain conditions, subject to optional redemption by the Company as set forth in Section 7.3 of the Trust Indenture.

          The Bonds are, under certain conditions, subject to mandatory redemption as set forth in Section 7.3 of the Trust
Indenture.

          Any payment of interest on any Bond, the Stated Maturity of which payment is on or prior to any Redemption Date referred to above, shall be payable to the Holder of such Bond, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date or Special Record Date.

          Notice of any redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption
Date to each Holder at its registered address.

          Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Trust Indenture shall thereupon cease to be entitled to the Lien of the Collateral Documents and shall cease to bear interest from and after the Redemption Date.

          The unpaid portion of the Principal Amount together with all interest accrued thereon and all other amounts due hereunder (but without premium or penalty), shall be due and payable in full upon the occurrence of any Event of Default, but only as provided in the Trust Indenture.

          The Holder hereof, by its acceptance of this Bond, agrees that each payment received by it hereunder shall be applied in the manner set forth in Section 2.16 of the Trust
Indenture.

          Unless And Until It Is Exchanged In Whole Or In Part For The Individual Bonds Represented Hereby, This Global Bond May Not Be Transferred Except As A Whole By DTC, Or By A Nominee Of DTC To DTC Or Another Nominee Of DTC, Or By DTC Or Any Such Nominee To A Successor Depository Or A Nominee Of Such Successor Depository.

          The Bonds are issuable only as registered Bonds without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof.

          No service charge will be made to any Holder of Bonds for any transfer or exchange but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

          THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO
AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF
NEW YORK.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual or facsimile signature, this Bond shall not be entitled to any benefit under such Trust
Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                              PANDA-ROSEMARY FUNDING CORPORATION



                              By:
                              Name: Robert W. Carter
                              Title: President and Chief
                                     Executive Officer



                              ABBREVIATIONS

          The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COMMA --  as tenants in common
      TEN ENT   --  as tenants by the entireties
      JT TEN    --  as joint tenants with right of survivorship
                    and not as tenants in common

                      UNIF GIFT MIN ACT ___________________
                                         (Cust) (Minor)

                      under Uniform Gift to Minors Act
                      ________________________________
                                         (State)

Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Social Security Number or Other
Identifying Number of Assignee



(Please print or typewrite name and address, including zip code of Assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Bond on the book of the Company, with full power of substitution in the premises.

Dated:


NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever







                                                       ANNEX A TO
                             8-5/8% FIRST MORTGAGE BOND DUE 2016

                                             Percentage of
     Payment                                   Principal
      Date                                  Amount Payable

November 15, 1996                              1.2356%
February15, 1997                               1.2356%
May 15, 1997                                   1.2344%
August 15, 1997                                1.2344%
November 15, 1997                              1.2344%
February 15, 1998                              1.2344%
May 15, 1998                                   1.3291%
August 15, 1998                                1.3291%
November 15, 1998                              1.3291%
February 15, 1999                              1.3291%
May 15, 1999                                   1.1429%
August 15, 1999                                1.1429%
November 15, 1999                              1.1429%
February 15, 2000                              1.1429%
May 15, 2000                                   1.2282%
August 15, 2000                                1.2282%
November 15, 2000                              1.2282%
February 15, 2001                              1.2282%
May 15, 2001                                   1.3196%
August 15, 2001                                1.3196%
November 15, 2001                              1.3196%
February 15, 2002                              1.3196%
May I5, 2002                                   1.4124%
August 15, 2002                                1.4124%
November 15, 2002                              1.4124%
February 15, 2003                              1.4124%
May 15, 2003                                   1.5119%
August 15, 2003                                1.5119%
November 15, 2003                              1.5119%
February 15, 2004                              1.5119%
May I5, 2004                                   1.6192%
August 15, 2004                                1.6192%
November I5, 2004                              1.6192%
February 15, 200                               1.6192%
May 15, 2005                                   1.7273%
August 15, 2005                                1.7273%
November 15, 2005                              1.7273%
February 15, 2006                              1.7273%
May 15, 2006                                   0.9632%
August 15, 2006                                0.9632%
November 15, 2006                              0.9632%
February I5, 2007                              0.9632%
May 15, 2007                                   1.0081%
August I5, 2007                                1.0081%
November I5, 2007                              1.0081%
February 15, 2008                              1.0081%
May 15, 2008                                   1.0558%
August 15, 2008                                1.0558%
November 15, 2008                              1.0558%
February 15, 2009                              1.0558%
May 15, 2009                                   1.1039%
August 15, 2009                                1.1039%
November 15, 2009                              1.1039%
February 15, 2010                              1.1039%
May 15, 2010                                   1.1541%
August 15, 2010                                1.1541%
November 15, 2010                              1.1541%
February 15, 2011                              1.1541%
May 15, 2011                                   1.2168%
August 15, 2011                                1.2168%
November 15, 2011                              1.2168%
February 15, 2012                              1.2168%
May 15, 2012                                   1.2772%
August 15, 2012                                1.2772%
November 15, 2012                              1.2772%
February 15, 2013                              1.2772%
May 15, 2013                                   1.3359%
August 15, 2013                                1.3359%
November 15, 2013                              1.3359%
February 15, 2014                              1.3359%
May 15, 2014                                   1.3888%
August 15, 2014                                1.3888%
November 15, 2014                              1.3888%
February 15, 2015                              1.3888%
May 15, 2035                                   1.3534%
August 15, 2015                                1.3534%
November 15, 2015                              1.3534%
February I5, 2016                              1.3534%








   (Form of Compliance Certificate for Restricted Securities)

                           CERTIFICATE
               PANDA-ROSEMARY FUNDING CORPORATION
                      PANDA-ROSEMARY, L.P.

              8-5/8% FIRST MORTGAGE BONDS DUE 2016

      This is to certify that as of the date hereof with respect to U.S. $_______ principal amount of the above-captioned securities presented or surrendered on the date hereof (the "Surrendered Bond") for registration of transfer or for exchange where the securities issuable upon such exchange are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer") the undersigned Holder (as defined in the Trust Indenture) of the Surrendered Bonds represents and certifies for the benefit of the Company and the Partnership that the transfer of Surrendered Bonds associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Bonds for the reason checked below:

--- The transfer of the Surrendered Bonds complies with Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"); or

___ The transfer of the Surrendered Bonds complies with Rule 144A under the Securities Act; or

--- The transfer of the Surrendered Bonds complies with Rule 904 under the Securities Act; or

The transfer of the Surrendered Bonds complies with another applicable exemption from the registration requirements of the Securities Act.

                             (Name of Holder)_____________________________

Dated:__________,_____, (To be dated the date of presentation or surrender)

These transfers may require an opinion of counsel.

                  CERTIFICATE OF AUTHENTICATION

           This Bond is one of the Bonds referred to in the within-mentioned Indenture.

                              FLEET NATIONAL BANK,
                                as Trustee

                               By:________________________
                                  Authorized Signature